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                                                                [EX.-99.906CERT]

                                                                     Exhibit (b)

                           SECTION 906 CERTIFICATIONS

      In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                         By:   /s/ Gary E. Wendlandt
                                               _______________________
                                               Gary E. Wendlandt
                                               Chairman

                                         Date: March 11, 2005

                                         By:   /s/ Patrick J. Farrell
                                               ________________________
                                               Patrick J. Farrell
                                               Treasurer and
                                               Chief Financial and Accounting
                                               Officer

                                         Date: March 11, 2005